                                                                   Exhibit 4.7

                             SELECT COMFORT CORPORATION
                               AMENDMENT NUMBER 2 TO
                                AMENDED AND RESTATED
                           REGISTRATION RIGHTS AGREEMENT

     This Amendment Number 2 to the Amended and Restated Registration Rights Agreement is made this 24th day of March, 1997 among Select Comfort Corporation, a Minnesota corporation (the "COMPANY"), and each of the Holders, as such term is defined in that certain Amended and Restated Registration Rights Agreement dated December 28, 1995, as amended by that certain Amendment Number 1 to Amended and Restated Registration Rights Agreement, made as of April 25, 1996 (the "REGISTRATION RIGHTS AGREEMENT").

     WHEREAS, the Company intends to obtain $15 million in senior subordinated debt financing from General Electric Capital Corporation ("GECC"), which financing provides for the issuance by the Company to GECC of warrants to purchase an aggregate of up to 2,100,000 shares of common stock of the Company (the "GE WARRANTS"); and

     WHEREAS, the GE Warrants provide the Holders thereof with certain registration rights, and the Company, GECC and the Holders desire to coordinate the relative priorities of the registration rights of the Holders and of the holders of the GE Warrants, all as more fully set forth herein; and

     WHEREAS, terms used herein with an initial capital letter, unless otherwise expressly defined herein, shall have the meaning given to such terms in the Registration Rights Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holders agree as follows:

          1.   AMENDMENT OF SECTION 10 OF THE REGISTRATION RIGHTS AGREEMENT.
Section 10 of the Registration Rights Agreement is hereby modified and amended to add a new Section 10.4 thereto, which new Section 10.4 shall read in its entirety as follows:

     Section 10.4 Notwithstanding anything contained herein to the contrary, in the event that the holder or holders of the GE Warrants exercise the incidental registration rights set forth in Section 9.4 of the GE Warrants, as originally issued, and if the managing underwriter of the proposed offering advises the Company in writing that in its opinion the distribution of the shares underlying the GE Warrants requested to be included in the registration concurrently with the securities being registered by the Company or the security holders demanding such registration would materially and adversely affect the distribution of such securities by the Company or such demanding security holders, then the rights of the holder or holders of the GE Warrants to include the shares underlying the GE Warrants in such registration shall be on a PARI PASSU basis with the Holders, such that to the extent that any shares held by selling security holders are to be excluded from any such registration, such shares will be excluded on a pro rata basis among the Holders and the holder or holders of the GE Warrants.

          2. FORCE OF AMENDMENT. Except as specifically amended hereby, the Registration Rights Agreement shall remain in full force and effect.

          3. COUNTERPARTS. This Amendment Number 2 may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Amendment Number 2 to be executed by its duly authorized representative and each of the Holders has caused this Amendment Number 2 to be duly executed and delivered.


                                   SELECT COMFORT CORPORATION,
                                   a Minnesota corporation

                                   By:  /s/
                                      -------------------------------------
                                    Its:     EVP - CFO & CAO


                                   ST. PAUL FIRE AND MARINE
                                   INSURANCE CO., a Minnesota corporation

                                   By:  /s/
                                      -------------------------------------
                                    Its:     Vice President


                                   CHERRY TREE VENTURES IV,
                                   a Minnesota Limited Partnership

                                   By:  /s/
                                      -------------------------------------
                                    Its General Partner


                                   CONSUMER VENTURE PARTNERS I,
                                   L.P., a Delaware Limited Partnership

                                   By:  Consumer Venture Associates, L.P.,
                                    Its General Partner

                                   By:  /s/
                                      -------------------------------------
                                    Its General Partner

                                   CONSUMER VENTURE PARTNERS II,
                                   L.P., a Delaware Limited Partnership

                                   By:  Consumer Venture Associates II, L.P.,
                                    Its General Partner

                                   By:  /s/
                                      -------------------------------------
                                    Its General Partner

                                   APEX INVESTMENT FUND, L.P.,
                                   a Delaware Limited Partnership

                                   By:  Apex Management Partnership,
                                    Its General Partner

                                   By:  Stellar Investment Co.,
                                    Its Managing General Partner

                                   By:  /s/
                                      -------------------------------------
                                        James A. Johnson, President


                                   THE PRODUCTIVITY FUND II, L.P.,
                                   a Delaware Limited Partnership

                                   By:  First Analysis Management Company
                                   II,
                                   Its General Partner

                                   By:  First Analysis Corporation,
                                   Its General Partner

                                   By:  /s/
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   KCB BV, L.P.,
                                   a California Limited Partnership

                                   By: KCB BV, INC.,
                                    Its General Partner

                                   By:  /s/
                                      -------------------------------------
                                        Harvey G. Knell, President

                                   NORWEST EQUITY PARTNERS IV,
                                   a Minnesota Limited Partnership

                                   By: Itasca Partners
                                    Its General Partner

                                   By:
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   NORWEST EQUITY PARTNERS V,
                                   a Minnesota Limited Partnership

                                   By: Itasca Partners V
                                    Its General Partner

                                   By:
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   GROSSMAN INVESTMENTS,
                                   a General Partnership

                                   By:  /s/
                                      -------------------------------------
                                    Its General Partner


                                   H & Q SELECT COMFORT INVESTORS
                                   L.P., a limited partnership

                                   By:  H & Q Select Comfort Investors L.L.C.
                                    Its General Partner

                                   By:  /s/
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   H & Q LONDON VENTURES

                                   By:  /s/
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   MARQUETTE VENTURE PARTNERS II,
                                   L.P., a limited partnership

                                   By:  /s/
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   MVP II AFFILIATES FUND, L.P.,
                                   a limited partnership

                                   By:  /s/
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   MACKE LIMITED PARTNERSHIP

                                   By:  /s/
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   PAINE WEBBER INCORPORATED,
                                   CUSTODIAN OF FRED W. REESE
                                   DECEDENT IRA

                                   By:  /s/
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   BAYVIEW HOLDERS, LTD.

                                   By:
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   ALEX. BROWN & SONS EMPLOYEES
                                   VENTURE FUND LP

                                   By:
                                      -------------------------------------
                                    Its:
                                      -------------------------------------

                                   MONTGOMERY ASSOCIATES, 1992 L.P.

                                   By:  /s/
                                      -------------------------------------
                                    Its:
                                      -------------------------------------
                                        /s/
                                      -------------------------------------

                                   Patrick A. Hopf

                                        /s/
                                   ----------------------------------------
                                   Theodore H. Ashford

                                        /s/
                                   ----------------------------------------
                                   John Sculley

                                   ----------------------------------------
                                   Lynn Elliott

                                        /s/
                                   ----------------------------------------
                                   Daniel J. McAthie

                                        /s/
                                   ----------------------------------------
                                   Karl L. Matthies

                                        /s/
                                   ----------------------------------------
                                   Deborah N. Matthies

                                        /s/
                                   ----------------------------------------
                                   Thomas R. Hitchner

                                        /s/
                                   ----------------------------------------
                                   Donald P. Clark

                                        /s/
                                   ----------------------------------------
                                   Catherine Clark Griffin

                                        /s/
                                   ----------------------------------------
                                   Deborah Clark Lencioni

                                        /s/
                                   ----------------------------------------
                                   Carol Anne Clark Pontrelli

                                        /s/
                                   ----------------------------------------
                                   Carl Hulick

                                        /s/
                                   ----------------------------------------
                                   Everett V. Cox

                                        /s/
                                   ----------------------------------------
                                   Michael B. Gorman

                                        /s/
                                   ----------------------------------------
                                   Terral Jordan

                                        /s/
                                   ----------------------------------------
                                   Erwin A. Kelen

                                        /s/
                                   ----------------------------------------
                                   John A. Rollwagen

                                        /s/
                                   ----------------------------------------
                                   Dewey K. Shay

                                        /s/
                                   ----------------------------------------
                                   Doug Hickman

                                        /s/
                                   ----------------------------------------
                                   Brian D. Jacobs

                                        /s/
                                   ----------------------------------------
                                   Barbro E. Shronts

                                   ----------------------------------------
                                   Sharon Pearson